                                                                   EXHIBIT 10.22



                                                                [EXECUTION COPY]

                      AMENDMENT NO. 1 TO CREDIT AGREEMENT


         AMENDMENT dated as of September 30, 1997 to the Credit Agreement dated as of August 26, 1997 (the "CREDIT AGREEMENT") among LAROCHE INDUSTRIES INC. (the "BORROWER"), the LENDERS party thereto (the "LENDERS") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                             W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Credit Agreement to increase the revolving commitments to $125,000,000 (so that, with the term commitments at $35,000,000 after a mandatory reduction of $25,000,000 pursuant to Section 2.09(b)(i)(x) on September 23, 1997, total commitments will equal $160,000,000);

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. Definition of Revolving Commitments. The definition of "Revolving Commitment" in Section 1.01 of the Credit Agreement is amended to delete "initial" in both places it appears and to replace "$100,000,000" with "$125,000,000."

         SECTION 3. Schedule 2.01. Schedule 2.01 to the Credit Agreement is deleted and replaced by Schedule 2.01 attached to this Amendment.

         SECTION 4. Representations to Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 3 of the Credit Agreement will be true and correct on and as of the Amendment Effective Date to the same extent as they would be required to be under Secton 4.03(b) on the occasion of any Borrowing and (ii) no Default will have occurred and be continuing on such date.

         SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 7. Effectiveness. This Amendment shall become effective as of the date hereof on the date when the following conditions are met (the "AMENDMENT EFFECTIVE DATE"):

                 (a) the Administrative Agent shall have received from each of the Borrower and the Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

                 (b) the Administrative Agent shall have received a new Revolving Loan promissory note for the account of each Lender with a Revolving Loan promissory note outstanding prior to the Amendment Effective Date;


                 (c) the Administrative Agent shall have received an opinion of Hunton & Williams, counsel for the Borrower, dated the Amendment Effective Date and in form and substance satisfactory to the Administrative Agent; and

                 (d) the Administrative Agent shall have received all documents and other opinions it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of the Credit Agreement as amended by this Amendment, the continued validity and perfection of the security interests created by the Collateral Documents and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        LAROCHE INDUSTRIES INC.


                                        By:   /s/  R. C. Cordaro
                                            ----------------------------------
                                            Name:  R. C. Cordaro
                                            Title: Treasurer


                                        THE CHASE MANHATTAN BANK


                                        By:   /s/  Robert T. Sacks
                                            ----------------------------------
                                            Name:  Robert T. Sacks
                                            Title: Managing Director


                                        HIBERNIA NATIONAL BANK


                                        By:   /s/  Trudy W. Nelson
                                            ----------------------------------
                                            Name:  Trudy W. Nelson
                                            Title: Vice President


                                        WACHOVIA BANK, N.A.


                                        By:   /s/  W. Thompkins Rison, Jr.
                                            ----------------------------------
                                            Name:  W. Thompkins Rison, Jr.
                                            Title: Vice President

                                 THE BANK OF NOVA SCOTIA


                                 By:   /s/  A. S. Norsworthy
                                     -----------------------------------------
                                     Name:  A. S. Norsworthy
                                     Title: Sr. Team Leader - Loan Operations


                                 By:
                                     -----------------------------------------
                                     Name:
                                     Title:


                                 PNC BANK, NATIONAL ASSOCIATION


                                 By:   /s/  Rose M. Crump
                                     -----------------------------------------
                                     Name:  Rose M. Crump
                                     Title: Vice President


                                 AMSOUTH BANK


                                 By:   /s/  Alan D. Lott
                                     -----------------------------------------
                                     Name:  Alan D. Lott
                                     Title: Vice President


                                 BHF-BANK AKTIENGESELLSCHAFT


                                 By:   /s/  Linda Pace
                                     -----------------------------------------
                                     Name:  Linda Pace
                                     Title: Vice Presient



                                 By:   /s/  John Sykes
                                     -----------------------------------------
                                     Name:  John Sykes
                                     Title: A. Vice President

                                 COMERICA BANK


                                 By:   /s/  Kristine L. Andersen
                                     ----------------------------------------
                                     Name:  Kristine L. Andersen
                                     Title: Account Officer


                                 NATIONAL BANK OF CANADA


                                 By:   /s/  James F. Hannon
                                     ----------------------------------------
                                     Name:  James F. Hannon
                                     Title: Vice President

                                 By:   /s/  Vernon B. Woods
                                     ----------------------------------------
                                     Name:  Vernon B. Woods
                                     Title: Vice President


                                 BANQUE PARIBAS


                                 By:   /s/  Duane Helkowski
                                     ----------------------------------------
                                     Name:  Duane Helkowski
                                     Title: Vice President

                                 By:   /s/  Mary T. Finnegan
                                     ----------------------------------------
                                     Name:  Mary T. Finnegan
                                     Title: Director

                                                                   SCHEDULE 2.01


                             COMMITMENT SCHEDULE




                                              Revolving             Term            Total
Lender                                       Commitments        Commitments      Commitments
------                                       ------------       -----------      ------------
The Chase Manhattan Bank                     $ 16,406,250       $ 4,593,750      $ 21,000,000

Hibernia National Bank                         15,625,000         4,375,000        20,000,000

Wachovia Bank, N.A.                            15,625,000         4,375,000        20,000,000

The Bank of Nova Scotia                        13,281,250         3,718,750        17,000,000

PNC Bank, National
Association                                    13,281,250         3,718,750        17,000,000

AmSouth Bank                                   11,328,125         3,171,875        14,500,000

BHF-Bank
Aktiengesellschaft                             11,328,125         3,171,875        14,500,000

Comerica Bank                                  11,328,125         3,171,875        14,500,000

National Bank of Canada                         8,984,375         2,515,625        11,500,000

Banque Paribas                                  7,812,500         2,187,500        10,000,000
--------------------------                   ------------       -----------      ------------

Total                                        $125,000,000       $35,000,000      $160,000,000
                                             ============       ===========      ============